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                                  Exhibit 23.1
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July 17, 2002

Consent of Independent Auditors

We hereby consent to the use in Amendment No. 5 to the Registration Statement on Form SB-2 filed by BUYENERGY Corporation (File No. 333-72660) of our auditors' report included therein dated April 19, 2002 relating to the financial statements of BUYENERGY Corporation and to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ William C. Spore, P.C.
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WILLIAM C. SPORE, P.C.